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                                                            Exhibit No. (10)(xi)

                        GREAT LAKES CHEMICAL CORPORATION

                         1984 EMPLOYEE STOCK OPTION PLAN

                      As amended by the Board of Directors
                                       on
                                November 21, 1997

         1. Shares Subject to Option. 3,600,000 shares of common stock (after adjustments for the 100 percent stock dividends in 1989 and 1991), par value $1.00 per share, of the company (the "common stock") shall be reserved for options granted under this Plan (the "Plan"). That number does not include 103,100 shares which are reserved for options granted under the company's 1975 Employee Stock Option Plan, as amended (the "1975 Plan"), and which are not subject to presently outstanding options granted under the 1975 Plan. If any option granted under this Plan shall terminate or expire without being fully exercised for any reason prior to the end of the period under which options may be granted under the Plan, the shares of common stock to which such termination or expiration relates shall again become available for options thereafter granted under this Plan.

         2. Effective Date and Duration of Plan. This Plan shall become effective upon its approval by the holders of a majority of the common stock of the Company present and voting (in person or by proxy) at the 1984 Annual Meeting of Stockholders, and shall continue in effect for a period of ten (10) years from the date of such stockholder approval. Upon expiration of such 10-year period, no further options shall be granted under this Plan (although unexercised options theretofore granted under this Plan shall continue in effect).

         3. Administration of the Plan. The Board of Directors (the "Board"), which may act through its Compensation and Incentive Committee (previously the Stock Option Committee) shall administer this Plan. It may in its sole discretion determine the person or persons to whom options are to be granted and the number of shares to be covered by each such option, all within the limitations set forth in this Plan. It may interpret the provisions of the Plan and decide all questions of fact arising in application of this Plan, and all such interpretations and determinations shall be conclusive and binding upon the individual employees involved and all persons claiming under them.

         4. Persons Eligible for Options. Only officers and other key employees (including those who are also directors) of the company or any of its subsidiaries may be granted options under this Plan. A person is a key employee by virtue of meeting all of the following standards: (I) such person is employed by the company or subsidiary, (ii) such person has managerial, supervisory
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 2

or professional, scientific, engineering or similar responsibilities, and (iii) such person is not covered by any collective bargaining agreement binding on such person's employer. No option shall be granted to any director of the company or subsidiary who is not also an officer or key employee of the company or one of its subsidiaries on the date the option is granted. For this purpose, the term "subsidiary" shall mean any corporation in which the company owns stock having 50 percent or more of the total combined voting power of all classes of such corporation's stock.

         5. Terms and Conditions of Options. Options granted under this Plan may be either Incentive Stock Options as defined in Section 422(a) of the Internal Revenue Code of 1954, as amended (the "Code") (hereinafter referred to as "ISOs") or options which are not within the Section 422(a) definition (hereinafter referred to as "Nonstatutory Options") (ISOs and Nonstatutory Options are hereinafter referred to collectively as "options").

         (a) Incentive Stock Options. The terms of each ISO granted under this Plan shall include those terms which are required by Section 422(a)of the Code and such other terms not inconsistent therewith as the Board may determine. The aggregate fair market value (determined as of the time of the granting of each option) of the shares of stock for which any officer or other key employee is granted such options (whether pursuant to this Plan or the 1975 Plan) in any calendar year shall not exceed the limitations provided by Section 422(a)(8) of the Code as the same may be amended from time to time, said limit at this time being $100,000 plus any unused limit carryover to such year (as defined in Section 422(a) of the Code).

         (b) Nonstatutory Options. Subject to the minimum option price specified in paragraph (c), the terms of each Nonstatutory Option granted under this Plan, which may be different in each case, shall be determined by the Board.

         (c) Minimum Option Price. The option price payable for the shares of stock subject to each ISO or Nonstatutory Option granted under this Plan shall not be less than the market value of the company's common stock on the date of the grant of such option. The fair market value of the company's stock at the time of grant of an option shall be deemed to be equal to the closing price on the preceding trading day on the American Stock Exchange or the New York Stock Exchange, as the case may be; provided, however, that during the [60]-day period from and after a change in control, "fair market value" shall mean, other than in the case of shares of common stock subject to ISOs, the higher of (X) the highest closing price on the American Stock Exchange or the New York Stock Exchange, as the case may
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 3

         be, during the 60-day period prior to the change in control and (Y) if the change in control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (c) of Section 12(A)(v) hereof, the highest price for shares of common stock paid in such transaction or series of transactions, which in the case of such paragraph (a) shall be the highest price for shares of common stock as reflected in a Schedule 13D filed under the Exchange Act (as defined in Section 12(A)(v)(a) hereof) by the person having made the acquisition.

        6. Cash Payments. Any one or more of the Nonstatutory Options granted under this Plan may, in the discretion of the Board, provide that, upon the exercise of such option, the optionee will receive a cash payment equal to the excess of the market value (on the date of exercise) of the shares of the company's common stock purchased upon exercise of the option over the option price.

        7. Transfer Limitations. No option granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution, and no option granted under this Plan may be exercised by any person other than the person to whom the option shall initially have been granted during the lifetime of such initial optionee.

        8. Exercise of Options. Options shall be exercised by written notice to the Company accompanied by payment in full of the option price and may be exercised in one or more installments. Payment of the option price may be made as specified in each Option Agreement (as discussed below), in cash (including check, bank draft or money order), by exchanging common stock of the company already owned by the optionee, or by delivery of a combination of cash and common stock. The exchanged shares, plus cash, if any, must have a market value on the date of exercise equal to the aggregate option price of the shares acquired upon exercise of the option. The market value shall be considered to be the closing price the preceding trading day on the American Stock Exchange or the New York Stock Exchange, as the case may be. Notwithstanding the foregoing, during the [60]-day period from and after a change in control, all optionees, with respect to any or all of their respective options (including, in the case of Nonstatutory Options, options already outstanding on [insert effective date of amendment], 1997), shall, unless the Compensation and Incentive Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full option price of the shares of common stock being purchased under the options and by giving written notice to the company in form satisfactory to the Compensation and Incentive Committee, to elect (within such [60]-day period) to surrender all or part of the options to the Company and to receive in cash an amount equal to the amount by which the fair market value of shares of common stock on the date of
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 4

exercise exceeds the option price per share of common stock under the options multiplied by the number of shares of common stock granted under the options as to which the right granted by this proviso shall have been exercised.

        9. Option Agreement. No person shall have any rights under this Plan unless and until the company and the person to whom such option shall have been granted shall have executed and delivered an agreement expressly granting the option to such person and containing provision setting forth the terms of the option.

        10. Anti-Dilution Provision. If, prior to the complete exercise of any option, there shall be declared and paid a stock dividend upon the shares of common stock of the Company or if the shares shall be split up, converted, reclassified, changed into, or exchanged for, a different number or kind of securities of the Company, the option, to the extent that it has not been exercised, shall entitle the holder upon the future exercise of such option to such number and kind of securities or other property subject to the terms of the option to which the holder would be entitled had such holder actually owned the shares subject to the unexercised portion of the option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or exchange; and the aggregate purchase price upon the future exercise of the option shall be the same as if originally optioned shares were being purchased thereunder. If any such event should occur, the number of shares with respect to which options remain to be issued, or with respect to which options may be reissued, shall be similarly adjusted.

         In the event the outstanding shares of common stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction (other than a transaction described in the previous paragraph), then each option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares subject to the option would have been changed or exchanged had the option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares.

        11. Options Granted Under This Plan and 1975 Plan. Options which have been or which may be granted under the 1975 Plan shall be governed by the provisions of the 1975 Plan as amended. Options granted under this Plan shall be governed by the provision of this Plan.
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 5

        12. Additional Provisions.

         A. VESTING, TERMINATION OF EMPLOYMENT.

                  (i) Upon a change in control of the Company (as defined below), all options shall immediately vest and become exercisable.

                  (ii) An option shall be exercisable only during the optionee's employment by the Company or a subsidiary and for up to three months after the termination of such employment for any reason (including but not limited to any such termination of employment which occurs following a change in control of the Company), except that in the Board's (or, if such authority is delegated by the Board, the Compensation and Incentive Committee's or the Chief Executive Officer's) discretion, an option may be exercisable for a period of up to three years after retirement or death, or for up to ten years after mandatory retirement under the Executive Mandatory Retirement Policy.

                  (iii) An option may be exercised after the termination of an optionee's employment with the Company only to the extent that (a) the optionee was entitled to do so on the date of termination (after giving effect to Section 12(A)(i) above), and (b) the Award would not have expired had the Awardee continued to be employed by the Company or a subsidiary.

                  (iv) The Board (or if such authority is delegated by the Board, the Compensation and Incentive Committee or the Chief Executive Officer) may in its discretion determine that an authorized leave of absence or disability shall be deemed to satisfy this Plan's employment requirements.

                  (v) For purposes of this Plan, a "change in control of the Company" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 6

                           (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company (any such person is hereinafter referred to as a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company);

                  (b) there is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, immediately after such merger or consolidation, more than 70% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;

                  (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  (d) during any period of two consecutive years (not including any period prior to the date of this Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (c) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 7

                  For purposes of this Plan, where a change in control of the Company results from a series of related transactions, the change in control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction. For purposes of clause (a) of this subsection, the stockholders of another corporation (other than the Company or a corporation described in subclause (iv) of clause
                  (a) of this subsection) shall be deemed to constitute a Person. Further, the sale, transfer, or other disposition of a subsidiary of the Company shall not constitute a change in control of the Company giving rise to payments or benefits under this Plan.

                  Notwithstanding any other provision hereof, a "change in control of the Company" shall not be deemed to have occurred by virtue of the Company entering into any agreement with respect to, the public announcement of, the approval by the Company's stockholders or directors of, or the consummation of, any transaction or series of integrated transactions (including any merger or other business combination transaction) entered into in connection with, or expressly conditioned upon the occurrence of, a spin-off (such transaction or series of integrated transactions, the "Spin-Off Transaction") immediately following which the recordholders of the common stock of the Company immediately prior to the Spin-Off Transaction continue to have substantially the same proportionate ownership in the spun-off entity as they had in the Company immediately prior to the Spin-Off Transaction; provided that such Spin-Off Transaction (including any related merger of other business combination transaction) has been approved by a vote of a majority of the Company's Continuing Directors (as defined below) then in office. For purposes of this Plan, a "Continuing Director" shall mean any member of the Board of the Company who is a member of the Board as of the date of this Plan and any person who subsequently becomes a member of the Board, if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

        B. Listings, Registration and Compliance With Laws and Regulations.

               (i) Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to the option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 8

         option or the issue or purchase of shares thereunder, no such option may be exercised or paid in common stock in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board and the optionee will supply the company with such certificates, representations and information as the company shall request and shall otherwise cooperate with the company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, the Board may at any time impose any limitations upon the exercise of an option which, in the Board's discretion are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any options may be exercised, the Board may, in its discretion and without the optionee's consent, so reduce such period on not less than 15 days' written notice to the optionee.

               (ii) Notwithstanding the terms of this paragraph, no optionee shall have the right to require the company to register, list or qualify said option or any of the stock underlying such option.

           C. Amendment of the Plan. Except as provided in the following sentence and as required by law, the company's Board shall have complete power and authority to amend this Plan at any time and no approval by the company's stockholders or by any other person, committee or other entity of any kind shall be required to make any such amendment effective. The Board shall not, however, increase the maximum number of shares available for options granted under this Plan unless such increase shall either be approved by the company's stockholders or shall be permitted by Paragraph 10. No termination or amendment of this Plan may, without the consent of the individual to whom any option shall theretofore have been granted under this Plan, adversely affect the rights of such individual under such option.

           D. Captions. The captions (i.e., all italicized words) used in this Plan are for convenience only, do not constitute a part of this Plan, and shall not be deemed to limit, characterize or affect in any way any provision of this Plan, and all provisions in this Plan shall be construed as if no captions had been used in this Plan.

           E. Severability. Whenever possible, each provision in this Plan and in every option at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any option at any time granted under
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GREAT LAKES CHEMICAL CORPORATION
1984 EMPLOYEE STOCK OPTION PLAN
As amended on February 10, 1997
Page 9

this Plan shall be held to be prohibited by or invalid under applicable law, then (I) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and
(ii) all other provisions of this Plan and every option at any time granted under this Plan shall remain full force and effect.

           F. No Strict Construction. No rule of strict construction shall be applied against the company, the Board, or any other person in the interpretation of any of the terms of this Plan, any option granted under this Plan or any rule or procedure established by the Board.

           G. Applicable Law. Every option at any time granted under this Plan shall be deemed to be a contract made under the laws of the State of Indiana. For all purposes, both this Plan and every option granted under this Plan shall be construed in accordance with and governed by the laws of the State of Indiana.